Exhibit 99(b)

SAFE HARBOR STATEMENT

Integra Bank Corporation September 30, 2009

Integra Bank Corporation Short Term Basis Risk Net Asset/(Liability) Position September 30, 2009

Integra®
Bank

SAFE HARBOR STATEMENT

Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the effects of the current recession in the markets in which we primarily do business; (2) changes in the interest rate environment that reduce our net interest margin; (3) unanticipated additional loan charge-offs and loan loss provisions; (4) our ability to maintain required capital levels and adequate sources of funding and liquidity; (5) additional declines in value of our investment securities portfolio, including adverse developments affecting the issuers of trust preferred and collateralized securities we hold; (6) changes and trends in capital markets; (7) competitive pressures from other depository institutions that increase our funding costs; (8) unanticipated effects or changes in critical accounting policies and judgments; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect us or the banking industry; (10) our ability to attract and retain key personnel; (11) our ability to fully utilize our deferred tax asset; (12) our ability to maintain security for confidential information in our computer systems and telecommunications network; (13) the effects of our participation in the Capital Purchase Program and possible changes to that program; (14) increases in insurance premiums we pay to the Federal Deposit Insurance Corporation; (15) our ability to comply with the terms of commitments we have made to federal banking authorities; (16) the successful completion of the branch and loan sale transactions announced in September 2009 and other plans to improve our capital ratios; (17) the impact of our decisions to suspend paying cash dividends on common and preferred stock and defer interest payments on our subordinated debt relating to our trust preferred securities (18) damage to our reputation that could result from adverse developments with respect to the foregoing, including our ability to retain customers and attract new ones, our cost of funding and our level of liquidity as well as other factors we describe in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

ASSETS	September 30, 2009	December 31, 2008	September 30, 2008
Cash and due from banks	$ 391,171	$ 62,354	$ 66,369
Federal funds sold and other short-term investments	49,946	419	4,128
Loans held for sale (at lower of cost or market value)	41,253	5,776	6,679
Securities available for sale	342,240	561,739	525,428
Securities held for trading	13,237	-	-
Regulatory stock	29,124	29,155	29,182
Loans:			
Commercial loans	1,639,578	1,850,043	1,808,343
Consumer loans	398,212	432,183	431,106
Mortgage loans	167,871	208,017	221,361
Less: Allowance for loan losses	(79,364)	(64,437)	(41,766)
Net loans	2,126,297	2,425,806	2,419,044
Premises and equipment	45,296	48,500	49,534
Goodwill	-	-	74,824
Other intangible assets	8,664	9,928	10,359
Other assets	211,097	213,423	171,295
TOTAL ASSETS	$ 3,258,325	$ 3,357,100	$ 3,356,842
LIABILITIES			
Deposits:			
Non-interest-bearing demand	$ 287,723	$ 284,032	$ 277,086
Savings & interest checking	779,262	600,374	557,767
Money market	291,680	301,411	345,154
Certificates of deposit and other time deposits	1,114,097	1,154,375	1,205,787
Total deposits	2,472,762	2,340,192	2,385,794
Short-term borrowings	188,011	415,006	306,182
Long-term borrowings	361,364	360,917	358,676
Other liabilities	33,656	36,194	29,602
TOTAL LIABILITIES	3,055,793	3,152,309	3,080,254
SHAREHOLDERS' EQUITY			
Preferred stock - no par, $1,000 per share liquidation preference - 1,000,000 shares authorized	81,928	-	-
Common stock - $1.00 stated value - 129,000,000 shares authorized	20,937	20,749	20,749
Additional paid-in capital	217,205	208,732	208,228
Retained earnings	(114,320)	(15,754)	66,076
Accumulated other comprehensive income (loss)	(3,218)	(8,936)	(18,465)
TOTAL SHAREHOLDERS' EQUITY	202,532	204,791	276,588
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 3,258,325	$ 3,357,100	$ 3,356,842

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

	Three Months Ended				
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
INTEREST INCOME					
Interest and fees on loans and leases	$ 24,566	$ 25,489	$ 25,952	$ 33,235	$ 35,201
Interest and dividends on securities available for sale	3,857	5,830	6,474	6,811	6,605
Interest on securities held for trading	81	22	-	-	-
Dividends on regulatory stock	337	157	521	103	385
Interest on loans held for sale	89	127	103	85	88
Interest on federal funds sold and other investments	272	174	93	10	26
Total interest income	29,202	31,799	33,143	40,244	42,305
INTEREST EXPENSE					
Interest on deposits	10,356	11,759	12,187	13,532	12,888
Interest on short-term borrowings	268	583	763	1,447	1,995
Interest on long-term borrowings	2,528	2,683	2,710	3,828	3,562
Total interest expense	13,152	15,025	15,660	18,807	18,445
NET INTEREST INCOME	16,050	16,774	17,483	21,437	23,860
Provision for loan losses	18,913	32,536	31,394	38,169	17,978
Net interest income after provision for loan losses	(2,863)	(15,762)	(13,911)	(16,732)	5,882
NON-INTEREST INCOME					
Service charges on deposit accounts	5,335	5,035	4,413	5,436	5,884
Trust income	630	563	459	470	573
Debit card income-interchange	1,368	1,373	1,257	1,281	1,358
Other service charges and fees	1,098	951	1,093	1,142	1,103
Securities gains (losses)	6,578	(18,835)	(1,170)	(4,309)	13
Gain (Loss) on sale of other assets	(219)	(22)	2,496	(3)	(47)
Warrant fair value adjustment	-	(1,407)	(4,738)	-	-
Other	37	1,358	1,682	1,742	1,300
Total non-interest income	14,827	(10,984)	5,492	5,759	10,184
NON-INTEREST EXPENSE					
Salaries and employee benefits	10,187	11,561	12,075	11,442	12,125
Occupancy	2,348	2,378	2,581	2,657	2,621
Equipment	749	808	849	875	974
Professional fees	1,699	2,057	1,730	1,816	1,390
Communication and transportation	1,126	1,091	1,161	1,248	1,223
Loan and OREO expense	2,545	1,888	5,448	1,028	870
Goodwill impairment	-	-	-	74,824	48,000
Debt prepayment fees	27	1,511	-	-	-
FDIC Assessment	1,721	3,005	950	479	163
Other	3,967	4,870	4,679	5,199	4,821
Total non-interest expense	24,369	29,169	29,473	99,568	72,187
Income (Loss) before income taxes	(12,405)	(55,915)	(37,892)	(110,541)	(56,121)
Income taxes expense (benefit)	7,330	(7,451)	(9,831)	(28,919)	(22,794)
NET INCOME (LOSS)	(19,735)	(48,464)	(28,061)	(81,622)	(33,327)
Preferred stock dividends and discount accretion	1,117	1,139	413	-	-
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ (20,852)	$ (49,603)	$ (28,474)	$ (81,622)	$ (33,327)
Earnings (Loss) per common share:					
Basic	$ (1.01)	$ (2.39)	$ (1.37)	$ (3.97)	$ (1.62)
Diluted	(1.01)	(2.39)	(1.37)	(3.97)	(1.62)
Weighted average common shares outstanding:					
Basic	20,707	20,715	20,732	20,569	20,567
Diluted	20,707	20,715	20,732	20,569	20,567

INTEGRA BANK CORPORATION

SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA

(In thousands, except per share data and ratios)

	Three Months Ended	
	September 30, 2009	June 30, 2009
Net Income (Loss) Available to Common Shareholders	$ (20,852)	$ (49,603)
Diluted Earnings per Common Share	$ (1.01)	$ (2.39)
Tangible Book Value per Common Share	$ 5.35	$ 6.40
Net Interest Margin	2.35 %	2.34 %

	As of	
	September 30, 2009	June 30, 2009
Tier 1 Leverage	6.06 %	6.48 %
Total Risk-Based Capital	10.44 %	10.42 %
Tangible Equity to Tangible Assets	5.97 %	6.42 %
Tangible Common Equity to Tangible Assets	3.44 %	3.97 %
Non-performing Loans to Loans	8.61 %	7.76 %
Non-performing Assets to Loans and Other Real Estate Owned	9.69 %	8.90 %
Allowance for Loan Losses to Loans	3.60 %	3.50 %
Allowance for Loan Losses to Non-performing Loans	41.79 %	45.12 %
Net Charge-offs	3.42 %	4.80 %

Integra Bank Corporation
September 30, 2009



Total NPAs by Loan Type
$216.3M
C&I
4.05%
CRE
8.40%
OREO
12.22%
Consumer & Home Equity
0.97%
Residential Mortgage
2.33%
Retail Construction
10.67%
Residential Construction
61.36%
CRE
Residential Construction
Retail Construction
Residential Mortgage
Consumer & Home Equity
OREO
C&I

Integra Bank Corporation
Short Term Basis Risk
Net Asset/(Liability) Position
September 30, 2009



800
600
400
200
0
(200)
(400)
(balances in millions)
297
633
(195)
(19)
13
728
Prime/FF
1 M LIBOR
3 M LIBOR
6 M LIBOR
Other Short Term
Net

Integra Bank Corporation
Investment Portfolio
(in thousands)

		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
June 30, 2009	**June 30, 2009: Securities Available for Sale**				
	U.S. Government agencies	$ 427	$ 9	$ 2	$ 434
	Collateralized Mortgage Obligations:				
	Agency	201,810	4,371	221	205,960
	Private Label	30,149	-	3,439	26,710
	Mortgage-backed securities-residential	88,991	2,199	9	91,181
	Trust Preferred	17,231	-	7,838	9,393
	States & political subdivisions	81,551	2,548	349	83,750
	Other securities	8,641	-	10	8,631
	Total	**$ 428,800**	**$ 9,127**	**$ 11,868**	**$ 426,059**
	June 30, 2009: Securities Held for Trading				
	Trust Preferred				$ 1,594
	U.S. Treasury Notes				19,980
	Total				**$ 21,574**
					$ 447,633

		Principle Received	Net Gain/(Loss)
QoQ Change	**Balance Sheet Restructure of Securities Portfolio (Available for Sale)**		
	Sale		
	Collateralized Mortgage Obligations: Agency	$ 105,718	$ 2,857
	Mortgage-backed securities-residential	65,812	1,993
	States & political subdivisions	54,261	1,727
	Total	**$ 225,791**	**$ 6,577**
	Purchase (Cost)		
	Collateralized Mortgage Obligations: Agency	$ 32,491	
	Mortgage-backed securities-residential	138,160	
	Total	**$ 170,651**	
	Quarterly Paydown - Maturities - Calls		
	Collateralized Mortgage Obligations: Agency	$ 15,226	
	Collateralized Mortgage Obligations: Private Label	3,109	
	Mortgage-backed securities-residential	7,546	
	States & political subdivisions	2,000	
	Total	**$ 27,881**	

		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
September 30, 2009	**September 30, 2009: Securities Available for Sale**				
	U.S. Government agencies	$ 402	$ 8	$ 2	$ 408
	Collateralized Mortgage Obligations:				
	Agency	113,249	2,157	16	115,390
	Private Label	27,053	-	1,446	25,607
	Mortgage-backed securities-residential	153,763	1,425	8	155,180
	Trust Preferred	17,231	-	7,349	9,882
	States & political subdivisions	25,309	1,841	51	27,099
	Other securities	8,641	38	5	8,674
	Total	**$ 345,648**	**$ 5,469**	**$ 8,877**	**$ 342,240**
	September 30, 2009: Securities Held for Trading *				
	Trust Preferred				$ 122
	U.S. Treasury Notes				13,115
	Total				**$ 13,237**
					$ 355,477

* We recorded a trading loss of $1,237 during the third quarter 2009. These losses included the sale of Colonial BancGroup at a loss of $1,268 and the sale of a $7,000 U.S. Treasury note at a gain of $102.

Integra Bank Corporation
Analysis of Last 8 Quarters
Ended September 30, 2009
(dollars and total shares in thousands)

Balance Sheet Detail (Period End)	4Q07	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09
Commercial Loans	$ 1,604,785	$ 1,660,472	$ 1,744,943	$ 1,808,343	$ 1,850,043	$ 1,828,731	$ 1,767,149	$ 1,639,578
Direct Consumer	323,633	325,714	340,088	348,313	353,055	334,586	337,188	332,756
Indirect Consumer	99,848	93,863	87,864	82,793	79,128	74,669	69,612	65,456
Total Consumer	423,481	419,577	427,952	431,106	432,183	409,255	406,800	398,212
Residential Mortgage	283,112	260,701	237,102	221,361	208,017	188,013	175,523	167,871
Total Loans	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999	2,349,472	2,205,661
Personal NIB DDA	67,593	73,813	69,996	63,683	62,553	67,434	60,959	59,401
Non Personal NIB DDA	197,295	222,129	234,553	213,403	221,479	232,020	217,459	228,323
Total Low Cost Deposits (1)	782,479	851,786	868,402	834,853	884,406	957,280	1,011,541	1,066,985
Total Core Deposits (2)	1,183,577	1,242,396	1,254,743	1,180,007	1,185,817	1,297,364	1,323,986	1,358,665
Income Statement								
Net Interest Income	$ 24,655	$ 23,518	$ 25,166	$ 23,860	$ 21,437	$ 17,483	$ 16,774	$ 16,050
Provision for Loan Losses	2,280	3,634	6,003	17,978	38,169	31,394	32,536	18,913
Non Interest Income	7,538	10,734	3,012	10,184	5,759	5,492	(10,984)	14,827
Non Interest Expense	23,371	24,121	24,177	72,187	99,568	29,473	29,169	24,369
Pre tax Income	6,542	6,497	(2,002)	(56,121)	(110,541)	(37,892)	(55,915)	(12,405)
Net Income	5,815	4,973	(899)	(33,327)	(81,622)	(28,061)	(48,464)	(19,735)
Net Income Available to Common Shareholders	5,815	4,973	(899)	(33,327)	(81,622)	(28,474)	(49,603)	(20,852)
Earnings Per Common Share (diluted)	0.28	0.24	(0.04)	(1.62)	(3.97)	(1.37)	(2.39)	(1.01)
Ratios								
ROA	0.69 %	0.59 %	(0.11) %	(3.93) %	(9.57) %	(3.25) %	(5.53) %	(2.34)
Return on Common Equity	6.99	6.01	(1.09)	(41.36)	(119.82)	(56.62)	(111.70)	(60.56)
Efficiency Ratio	64.20	67.73	67.59	68.49	75.55	107.66	102.45	96.76
Net Interest Margin	3.42	3.23	3.43	3.22	2.86	2.39	2.34	2.35
ALLL/Total Loans	1.18	1.22	1.32	1.70	2.59	3.24	3.50	3.60
NPL's/Total Loans	0.98	1.28	2.09	3.46	6.06	7.80	7.76	8.61
ALLL/NPL's	120.27	95.11	62.96	49.03	42.70	41.50	45.12	41.79
Net Charge Off	0.25	0.40	0.48	1.31	2.48	2.86	4.80	3.42
Balance Sheet Overview								
Total Assets	$ 3,350,126	$ 3,400,610	$ 3,401,210	$ 3,356,842	$ 3,357,100	$ 3,555,533	$ 3,348,400	$ 3,258,325
Total Loans	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999	2,349,472	2,205,661
Total Deposits	2,340,137	2,308,123	2,323,648	2,385,794	2,340,192	2,580,043	2,474,355	2,472,762
Common Stock	20,650	20,657	20,759	20,749	20,749	20,745	20,709	20,937
Preferred Stock (Includes Discount)	-	-	-	-	-	81,761	81,844	81,928
Tier 1 Capital	9.34 %	9.37 %	9.13 %	9.05 %	7.68 %	10.01 %	8.52 %	8.21
Tangible Common Equity	$ 193,102	$ 197,105	$ 185,850	$ 191,405	$ 194,863	$ 170,234	$ 132,535	$ 111,940
Total Equity	327,804	331,150	319,464	276,588	204,791	261,502	223,464	202,532

(1) Low cost core deposits consist of interest checking, demand deposits and savings accounts.
(2) Core deposits consist of low cost core deposits plus money market accounts.